UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2005


                            O'REILLY AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Missouri
                 (State or Other Jurisdiction of Incorporation)

        000-21318                                        44-0618012
 (Commission File Number)                     (IRS Employer Identification No.)

  233 S. Patterson, Springfield, MO                     65802
(Address of Principal Executive Offices)              (Zip Code)

                                 (417) 862-6708
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.03. Amendments to Articles of Incorporation.

     On March 10, 2005, the Board of Directors ("Board") of O'Reilly Automotive, Inc. (the "Registrant") (a) adopted and recommended that the Registrant's shareholders approve an amendment (the "Amendment") to the Registrant's Restated Articles of Incorporation, as amended (the "Articles"), to increase the number of authorized shares of capital stock from 90 million to 250 million, comprised of 245 million shares of common stock, $0.01 par value per share, and (b) approved the restatement of the Registrant's Articles to occur after the effectiveness of the Amendment. On May 3, 2005, at the 2005 Annual Meeting of Shareholders, a majority of the Registrant's shareholders approved the Amendment. On May 27, 2005, the Registrant filed the Amendment with the Secretary of State of the State of Missouri with the Amendment becoming effective on that date, and immediately thereafter, the Registrant restated the Articles.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description
3.1                 Restated Articles of Incorporation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2005

                                   O'REILLY AUTOMOTIVE, INC.


                                   By: James R. Batten
                                   ---------------------------------------------
                                   Executive Vice President of Finance and CFO

                                                                     Exhibit 3.1



                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                            O'REILLY AUTOMOTIVE, INC.

     Pursuant to the provisions of The General and Business Corporation Law of Missouri (the "GBCL"), David E. O'Reilly, Chairman of O'Reilly Automotive, Inc., hereby executes the following Restated Articles of Incorporation of said corporation and states that the Restated Articles of Incorporation set forth below have been adopted by the Board of Directors on March 10, 2005 pursuant to
Section 106 of the GBCL. The original Articles of Incorporation of the corporation were filed in the office of the Missouri Secretary of State on August 15, 1957. The name under which the corporation was originally organized was Springfield Supply and Motor Parts, Inc. The incorporators of the corporation and the place of residence of each at the time of incorporation were George N. Lockridge, 6617 Wenonga Terrace, Kansas City, Missouri; Russell W. Baker, 417 West 59th Terrace, Kansas City, Missouri; and Daniel McDonald, 5441 Chadwick, Kansas City, Kansas. These Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation of the corporation as heretofore amended, and supersede the original Articles of Incorporation and all amendments thereto.

                                    ARTICLE I

     The name of this corporation is "O'Reilly Automotive, Inc."

                                   ARTICLE II

     The address of the corporation's registered office in the State of Missouri is 233 South Patterson, Springfield, Missouri, 65802 and the name of its registered agent is James R. Batten.

                                   ARTICLE III

(a) The aggregate number, class and par value of shares which the corporation shall have the authority to issue shall be two hundred and fifty million (250,000,000) shares, which shall include two hundred and forty five million (245,000,000) shares of common stock, par value $0.01 per share and five million (5,000,000) shares of preferred stock, par value $0.01 per share.

(b) Upon the effectiveness of this Amendment to the Articles of Incorporation, and without any further action on the part of the corporation or its shareholders, each share of common stock, par value $0.50 per share, then issued and outstanding shall be changed and reclassified into 120.15353 fully paid and non-assessable shares of common stock, par value $0.01 per share, and holders of shares of common stock, par value $0.50, shall for all purposes be deemed holders of the number of shares of common stock, par value $0.01 per share, into which such shares shall have been changed and reclassified; provided, that no fractional shares of common stock, par value 0.01 per share, shall be issued pursuant to such change, and an amount of cash equal to the value of any fractional interest created thereby, based upon a valuation of $15.00 per share, shall be paid to a shareholder in lieu thereof. To reflect the change and reclassification provided above, each certificate representing shares of common stock, par value $0.50 per share, theretofore issued and outstanding shall, as soon as practicable after the effective date of this Amendment, be surrendered to the corporation, which as soon as practicable thereafter shall issue a new certificate representing the number of whole shares of common stock, par value $0.01 per share, equal to 120.15353 times the number of shares theretofore held.

(c) The voting power of the corporation shall be vested in the holders of the common stock, who shall be entitled to one vote per share of common stock on all matters to be voted on by the shareholders, except to the extent voting rights are determined for holders of preferred stock by the Board of Directors in accordance with part (e) of this Article III.

(d) The Board of Directors may cause shares of preferred stock to issued from time to time, in one or more series and for such consideration (not less than the par value of such shares to be so issued) as the Board of Directors may determine from time to time.

(e) The Board of Directors shall determine the relative rights, preferences, and limitations of each series of preferred stock established pursuant to part (d) of this Article III, including, but not limited to, the following:

     (i) the number of shares constituting that series and its distinctive designation;

     (ii) the dividend rate whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights of priority, if any, of the payment of dividends on shares of that series;

     (iii)whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including the designation of the securities into which such series may be converted, the conversion rate, and provisions for adjustment of the conversion rate upon the occurrence of such events as the Board of Directors shall determine;

     (v) whether or not the shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (vi) whether the corporation shall establish a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

     (vii)the rights of the shares of that series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series.

(f) No holder of any share of stock or other security of the corporation, either now or hereafter authorized or issued, shall have any preferential or preemptive right to acquire additional shares of stock or any other security of the corporation other than such, if any, as the Board of Directors may in its discretion from time to time determine pursuant to the authority conferred by these Articles of Incorporation of the corporation.

(g)  There shall be no right to cumulative voting in the election of directors.

(h) Except as otherwise required by The General and Business Corporation Law of Missouri, whenever the holders of shares of stock of the corporation shall be entitled to vote as a class with respect to any matter, the affirmative vote of a majority of the outstanding shares of such class shall be required to constitute the act of such class.

(i) Pursuant to the express authority conferred upon the Board of Directors by the Restated Articles of Incorporation of the said Corporation, as amended, the Board of Directors on May 7, 2002, adopted the following resolution creating a series of Preferred Stock and filed with the Secretary of State of the State of Missouri such resolution as part of a Certificate of Designation, Preferences and Rights of a Series A Junior Participating Preferred Stock on May 31, 2002, which such resolutions remain subject to
     Section 180 of The General and Business Corporation Law of Missouri:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 900,000.

     Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or
     (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after May 7, 2002 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend
     Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights.

     The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

     (ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors.

     If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

     (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph
(C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

     (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph
          (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

     (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the articles of incorporation or by-laws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the articles of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and
          (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

     (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this
     Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares.

     Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $100 per share of Series A Participating referred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc.

     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption.

     The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

     Section 9. Ranking.

     The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     Section 10. Amendment.

     At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Restated Articles of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

     Section 11. Fractional Shares.

     Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

                                   ARTICLE IV

     The number of directors of the corporation shall be that number that is fixed by, or in the manner provided in, the Bylaws of the corporation; provided, however, that the number of directors of the corporation shall not be less than three. Any changes in the number of directors shall be reported to the Missouri Secretary of State within thirty (30) calendar days of such change. Directors need not be shareholders of the corporation. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated Class I, Class II and Class III. The term of office the initial Class I directors shall expire at the annual meeting of shareholders held in 1994; the term of office of the initial Class II directors shall expire at the annual meeting of shareholders held in 1995; and the term of office of the initial Class III directors shall expire at the annual meeting of shareholders held in 1996. At each annual meeting of shareholders held after 1993, the directors elected to succeed those whose terms then expire shall be elected for a term of three (3) years expiring at the third succeeding annual meeting thereafter.

     If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so that the number of directors in each class remains as nearly equal as possible. As used in these Articles of Incorporation, the term "entire Board of Directors" means the directors comprising all three classes into which the Board of Directors has been so divided. Subject to the rights, if any, of the holders of any class of capital stock of the corporation other than common stock then outstanding, any vacancies in the Board of Directors that occur for any reason prior to the expiration of the term of office of the class in which the vacancy occurs, including vacancies that occur by reason of an increase in the number of directors, shall be filled only by the Board of Directors of the corporation, acting by the affirmative vote of a majority of the remaining directors then in office (even if less than a quorum).

                                    ARTICLE V

     The corporation shall continue in perpetual existence or until dissolved and liquidated according to law.

                                   ARTICLE VI

     The corporation is formed for the following purposes and shall have the following powers:

(a) to distribute and sell automotive aftermarket parts, products, tools, supplies, equipment, and accessories (collectively, "Automotive Products") to all segments of the marketplace, including, without limitation, mechanics, automobile repair shops, automobile dealers, fleet owners, mass and general merchandisers, retail and all other consumers of Automotive Products, and in furtherance thereof, to operate retail stores selling Automotive Products to the public, and to do all things necessary or desirable in furtherance of the foregoing activities; and

(b) to do all other things permitted of corporations pursuant to the provisions of The General and Business Corporation Law of Missouri, as amended from time to time.

                                   ARTICLE VII

     A special meeting of the shareholders may be called only by: (i) the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors; (ii) the Chief Executive Officer of the corporation; or (iii) the Chief Operating Officer of the corporation. At such special meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as were specified in the notice thereof.

                                  ARTICLE VIII

     The provisions of Section 351.407 or any other section of The General and Business Corporation Law of Missouri limiting the voting rights of control shares of public corporations that are acquired in a control share acquisition shall not apply to control share acquisitions of shares of the corporation.

                                   ARTICLE IX

(a) The corporation may indemnify any person (other than a party plaintiff suing on his own behalf or in the right of the corporation) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Indemnification under this part (a) of Article IX shall be mandatory with respect to any action taken by a person in such person's capacity as a director of this corporation that would otherwise be indemnifiable under this part (a) at the discretion of this corporation.

(b) The corporation may indemnify any person (other than a party plaintiff suing on such person's own behalf or in right of the corporation) who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The indemnification permitted under this part (b) of Article IX shall be mandatory with respect to any action taken by a person in such person's capacity as a director of this corporation that would otherwise be indemnifiable under this part (b) at the discretion of the corporation.

(c) To the extent that an officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in parts (a) and (b) of this Article IX, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the action, suit, or proceeding.

(d) Subject to any applicable court order, any indemnification of a director required under part (a) or part (b) of this Article IX shall be made by the corporation unless a determination is made reasonably and promptly that indemnification of said director is not proper under the circumstances because he has not met the applicable standard of conduct set forth in or established pursuant to this Article IX. Subject to any applicable court order, any indemnification of an officer, employee, or agent of the corporation authorized under part (a) or part (b) of this Article IX shall be made by the corporation only as authorized in a specific case upon a determination that indemnification is proper in the circumstances because such person has met the applicable standard of conduct set forth in or established pursuant to this Article IX. Any such determination with respect to indemnification of a director, officer, employee, or agent shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by majority vote of the shareholders; provided that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

(e) Expenses incurred by a person who is or was a director of the corporation in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of an action, suit, or proceeding, and expenses incurred by a person who is or was an officer, employee, or agent of the corporation in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by or at the direction of the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in or pursuant to this Article.

(f) The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled, whether under any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(g) Without limiting the other provisions of this Article IX, the corporation is authorized from time to time, without further action by the shareholders of the corporation, to enter into agreements with any director, officer, employee or agent of the corporation providing such rights of indemnification as the corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that different of similar agreements may have been or may thereafter be entered into with other directors.

(h) Except as may otherwise be permitted by law, no person shall be indemnified pursuant to this Article IX (including, without limitation, pursuant to any agreement entered into pursuant to part (g) of this Article IX) from or on account of such person's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the corporation.

(i) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who is or was otherwise serving on behalf or at the request of the corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association, or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), against any claim, liability or expense asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

(j)  For the purposes of this Article IX:

     (i) Any director of the corporation who shall serve as a director, officer, or employee of any other corporation, partnership, joint venture, trust, or other enterprise of which the corporation, directly or indirectly, is or was the owner of 20% or more of either the outstanding equity interests or the outstanding voting stock (or comparable interests), shall be deemed to be so serving at the request of the corporation, unless the Board of Directors of the corporation shall determine otherwise. In all other instances where any person shall serve as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise of which the corporation is or was a shareholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as a director, officer, employee, or agent at the request of the corporation, the Board of Directors of the corporation may determine whether such service is or was at the request of the corporation, and it shall not be necessary to show any actual or prior request for such service.

     (ii) References to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would if he or she had served the resulting or surviving corporation in the same capacity.

     (iii)The term "other enterprise" shall include, without limitation, employee benefit plans and voting or taking action with respect to stock or other assets therein; the term "serving at the request of the corporation" shall include, without limitation, any service as a director, officer, employee, or agent of the corporation which imposes duties on or involves services by , a director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article IX in connection with such plan; and the term "fines" shall include, without limitation, any excise taxes assessed on a person with respect to an employee benefit plan and shall also include any damages (including treble damages) and any other civil penalties.

(k) Any indemnification rights provided pursuant to this Article IX shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Notwithstanding any other provision in these Articles of Incorporation, any indemnification rights arising under or granted pursuant to this Article IX shall survive the amendment or repeal of this Article IX with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the corporation.

(l) It is the intention of the corporation to limit the liability to the directors of the corporation, in their capacity as such, whether to the corporation, its shareholders or otherwise, to the fullest extent permitted by law. Consequently, should The General and Business Corporation Law of Missouri or any other applicable law be amended or adopted hereafter so as to permit the elimination or limitation of such liability, the liability of the directors of the corporation shall be so eliminated or limited to the greatest possible extent without the need for amendment of this Article IX or further action on the part of the Board of Directors or shareholders of the corporation.

                                    ARTICLE X

     The Board of Directors shall have power to adopt, repeal, or amend the By-laws of this corporation and to adopt new or additional By-laws, subject however, to the paramount right of the holders or common stock to limit or divest such power of the Board of Directors, to such extent and for such periods as the holders of common stock at any regular or special meeting shall determine.

                                   ARTICLE XI

     No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 351.345 of the General Corporation Law of Missouri, or
(iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article XI shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director prior to such amendment or repeal.





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

     IN WITNESS WHEREOF, the undersigned, David E. O'Reilly, Chairman of the corporation, has executed these Restated Articles of Incorporation on behalf of the Corporation this 26th day of May, 2005.

                                            O'REILLY AUTOMOTIVE, INC.


                                            By:David E. O'Reilly
                                            ------------------------------------
                                            Chairman of the Board